BROWN ADVISORY FUNDS

Brown Advisory Tax Exempt Bond Fund
(the “Fund”)

Supplement dated June 7, 2018
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2017, as supplemented on February 28, 2018

Effective as of July 2, 2018, Institutional Shares of the Fund will be offered for sale and may be purchased by investors eligible to invest in the Institutional Shares. Accordingly, all references to the Institutional Shares of the Fund being not available for purchase are hereby deleted from the Prospectus, Summary Prospectus and SAI.

The ticker symbol for the Institutional Shares of the Fund will be BTEIX.

Investors should retain this supplement for future reference